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                               POWER OF ATTORNEY

  We, the undersigned Directors and Officers of Precision Auto Care, Inc. (the "Corporation"). hereby constitute and appoint Eliot g. Bowytz, our true and lawful attorney-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended June 30, 1999, and any and all amendments thereto.

Name                  Title                                   Date

/s/ Charles Dunlap                                                9/27/99
----------------------------                                  --------------
Charles Dunlap Officer Director
(Principal, Executive Officer)

/s/ Jerry Little                                                  9/22/99
----------------------------                                  --------------
Jerry Little, Senior Vice President
and Chief Financial Officer
(Principal Financial and Accounting Officer)

/s/ Lynn E. Caruthers                                             9/22/99
----------------------------                                  --------------
Lynn E. Caruthers, Chairperson of the
Board of Directors, Director

/s/ Woodley A. Allen                                              9/22/99
----------------------------                                  --------------
Woodley A. Allen    Director

/s/ George Bavelis                                                9/22/99
----------------------------                                  --------------
George Bavelis      Director

/s/ Bernard H. Clineburg                                          9/23/99
----------------------------                                  --------------
Bernard H. Clineburg Director

/s/ Effie Eliopulos                                               9/22/99
----------------------------                                  --------------
Effie Eliopulos     Director

/s/ Bassam N. Ibrahim                                             9/22/99
----------------------------                                  --------------
Bassam N. Ibrahim   Director

/s/ Richard O. Johnson                                            9/22/99
----------------------------                                  --------------
Richard O. Johnson  Director

/s/ Arthur Kellar                                                 9/22/99
----------------------------                                  --------------
Arthur Kellar       Director

/s/ Harry G. Pappas, Jr.                                          9/22/99
----------------------------                                  --------------
Harry G. Pappas, Jr. Director

/s/ William R. Klumb                                              9/22/99
----------------------------                                  --------------
William R. Klumb    Director

/s/ Gerald Zamensky                                               9/22/99
----------------------------                                  --------------
Gerald Zamensky     Director